Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of OpenLocker Holdings, Inc. (the “Company”) on Form 10-K for the year ended July 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Howard Gostfrand, Chief Executive Officer of the Company, certify to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 27, 2024	/s/ Howard Gostfrand
Howard Gostfrand
Chief Executive Officer
(principal executive officer and principal financial officer)